                                                                   EXHIBIT 10.15

                                                                     TIME VESTED
                                                                 NO ACCELERATION
                                                         IMMEDIATELY EXERCISABLE

                            TRIANGLE PHARMACEUTICALS, INC.
                           NOTICE OF GRANT OF STOCK OPTION

         Notice is hereby given of the following stock option grant (the "Option") pursuant to the 1996 STOCK OPTION/STOCK ISSUANCE PLAN (the "Plan") to purchase shares of the Common Stock of TRIANGLE PHARMACEUTICALS, INC. (the "Corporation"):

         OPTIONEE:________________________________________________________
         GRANT DATE:______________________________________________________
         GRANT NUMBER:________________ OPTION PRICE: $__________ per share VESTING COMMENCEMENT DATE:_______________________________________
         NUMBER OF OPTION SHARES:__________________________________ shares
         EXPIRATION DATE:_________________________________________________
         TYPE OF OPTION:     _____  Incentive Stock Option
                             _____  Non-Statutory Stock Option

         DATE EXERCISABLE: _______________________________________________

         This Option may be exercised at any time for all or any portion of the Option Shares, whether or not vested.

         VESTING SCHEDULE

         The Option Shares shall vest in accordance with the following vesting schedule:

       (i) No Option Shares shall vest unless and until the Optionee has completed twelve (12) months of Service (as defined in the Plan) measured from the Vesting Commencement Date.

      (ii) Upon the completion of the twelve (12) month service period specified in subparagraph (i) above, 25% of the Option Shares shall become vested.

     (iii) The Remaining Option Shares shall vest in a series of successive equal monthly installments over each of the next thirty-six (36) months of Service completed by the Optionee after the initial twelve (12) month Service period specified in subparagraph (i) above.

         Optionee understands that the Option is granted pursuant to the Corporation's Plan. By signing below, optionee agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands that any Option Shares purchased under the Option will be subject to the terms and conditions set forth in the Stock Purchase Agreement attached hereto as Exhibit B.

         Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

         REPURCHASE RIGHTS. THE OPTIONEE HEREBY AGREES THAT OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS UPON ANY PROPOSED SALE, ASSIGNMENT, TRANSFER, ENCUMBRANCE OR OTHER DISPOSITION OF THE CORPORATION'S SHARES. THE TERMS AND CONDITIONS OF SUCH RIGHTS ARE SPECIFIED IN THE STOCK PURCHASE AGREEMENT.

         NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the Service of the Corporation for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation or the Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.

______________, 199___
    Date
                                  TRIANGLE PHARMACEUTICALS, INC.


                                  By________________________________________

                                  Title:____________________________________

                                  __________________________________________
                                                                   Optionee

                                  Address:  ________________________________

                                  __________________________________________

                                      EXHIBIT A

                                STOCK OPTION AGREEMENT

                                      EXHIBIT B

                               STOCK PURCHASE AGREEMENT

                                      EXHIBIT C

                        1996 STOCK OPTION/STOCK ISSUANCE PLAN

                                         C-1